SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)    December 20, 2000
                                               _______________________________



                                     ALICO, INC.
_______________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                          0-261                             59-0906081
________________________________________________________________________________
(State or other jurisdiction  (Commission                       (IRS Employer
           of incorporation)   File Number)                  Identification No.)


Post Office Box 338, La Belle, Florida                                 33975
______________________________________                         _______________
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code             (863) 675-2966
                                                 _______________________________

Item 5.      Other Events.

             Incorporated by reference is a press release issued by the Registrant on December 20, 2000, attached as Exhibit 01, providing information concerning the Registrant's announcement of its contract to sell land in Lee County, Florida.

Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued December 20, 2000.


                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALICO, INC.
                                          (Registrant)




                         						          /s/ W. BERNARD LESTER

December 21, 2000	                    			By___________________________________
__________________		              		        W. Bernard Lester, President
Date						                                  (Signature)

                                 EXHIBIT INDEX



Exhibit
Number               	Description

01	               				Press release issued December 20, 2000

                                                       December 20, 2000



FOR IMMEDIATE RELEASE

Contact:      W. Bernard Lester
              Alico, Inc.
              (863) 675-2966


                     ALICO ENTERS INTO CONTRACT TO SELL
                        1,375 ACRES IN HENDRY COUNTY


      La Belle, Florida (Dec. 20, 2000) -- Ben Hill Griffin III, chief executive officer and chairman of the board of Alico, Inc. (ALCO), announced today that the Company has entered into a contract to sell approximately 1,375 acres in Hendry County, FL for $1.6 million.

     	Mr. Griffin stated that "the sale is consistent with our policy of selling property that is not contiguous with our other land holdings and non-essential to our operations."

      Alico, Inc. is an agribusiness company, primarily engaged in the production of citrus, cattle, sugarcane, sod and forest products.